Exhibit 10.2

FIFTH AMENDMENT TO MEZZANINE LOAN AGREEMENT

This Fifth Amendment to Mezzanine Loan Agreement (this “Amendment”), dated as of June 29, 2018, is by and between JPP, LLC, as administrative agent (together with its successors and assigns, “Administrative Agent”) and SRC SPARROW 2 LLC (“Borrower”) and amends that certain Mezzanine Loan Agreement, dated as of March 14, 2018, as the same was amended pursuant to that certain Amendment to Mezzanine Loan Agreement dated as of April 13, 2018 (the “First Amendment”), as was further amended by that certain Second Amendment to Loan Agreement, dated as of April 20, 2018 (the “Second Amendment”), as was further amended by that certain Third Amendment to Mezzanine Loan Agreement, dated as of April 26, 2018 (the “Third Amendment”) and as was further amended by that certain Fourth Amendment to Mezzanine Loan Agreement, dated as of May 7, 2018 (the “Fourth Amendment”, and, as amended to date and as may be further amended or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

RECITALS

WHEREAS, on March 14, 2018 (the “Closing Date”), Administrative Agent, Lenders and Borrower entered into the Loan Agreement;

WHEREAS, on the Closing Date, Lenders made a loan in the aggregate principal amount equal to $240,000,000;

WHEREAS, pursuant to the First Amendment, Lender made an additional loan to the Borrower in the amount of $66,656,928.36 on April 13, 2018, which amount was secured by the Collateral;

WHEREAS, pursuant to the Second Amendment, Lender made an additional loan to the Borrower in the amount of $72,279,812 on April 20, 2018, which amount was secured by the Collateral;

WHEREAS, pursuant to the Third Amendment, Lender made an additional loan to the Borrower in the amount of $5,014,131 on April 26, 2018, which amount was secured by the Collateral;

WHEREAS, pursuant to the Fourth Amendment, Lender made an additional loan to the Borrower in the amount of $4,242,863 on May 7, 2018, which amount was secured by the Collateral;

WHEREAS, certain of the Lenders desire to make an additional loan to the Borrower in the amount of $50,000,000, which amount shall be secured by the Collateral;

WHEREAS, Lender and Borrower desire to amend the Loan Agreement in the manner hereinafter set forth;

In pursuance of such agreement and for good and valuable consideration, Lender and Borrower hereby agree as follows:

Section 1.    Amendments of Loan Agreement. Lender and Borrower hereby amend the Loan Agreement as follows:

(a)    All references in the Loan Documents to the “Loan Agreement” shall mean the Loan Agreement as amended to date and as amended by this Amendment.

(b)    The following definition shall be added to Section 1.01 of the Loan Agreement:

“Fifth Additional Advance Date” means June 29, 2018.

(c)    The definition of “Commitment” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:

“Commitment” means, with respect to each Lender, such Lender’s commitment to make a Loan to Borrower, which Loans were made on the Effective Date, the Additional Advance Date, the Second Additional Advance Date, the Third Additional Advance Date, the Fourth Additional Advance Date and the Fifth Additional Advance Date. The amount of each Lender’s Commitment is set forth on Schedule 2.01. The aggregate amount of the Commitment of all Lenders as of the Fifth Additional Advance Date is $438,193,734.36.

(d)    The definition of “Note” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:

“Note” means, collectively, (i) that certain Fifth Amended and Restated Promissory Note A-1, dated as of the Fifth Additional Advance Date, in the original principal amount of $369,320,950.96 made by Borrower to JPP, LLC, (ii) that certain Fifth Amended and Restated Promissory Note A-2, dated as of the Fifth Additional Advance Date, in the original principal amount of $68,872,783.40, made by Borrower to JPP II, LLC and (iii) each other note delivered by Borrower pursuant to Section 2.09(f), in each case, as such note may be replaced by multiple Notes in accordance with Section 2.09(f) and as otherwise assigned (in whole or in part), amended, restated, replaced, supplemented or otherwise modified in accordance herewith.

(e)    The definition of “Additional Permitted Mezzanine Debt” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:

“Additional Permitted Mezzanine Debt” means additional mezzanine Indebtedness incurred by Borrower or the Additional Mezzanine Borrower after the Effective Date as a Loan under this Agreement or a loan under any Additional Mezzanine Loan Agreement such that, on a proforma basis immediately after the incurrence of such additional mezzanine Indebtedness, the sum of the aggregate principal amount outstanding (x) under this Loan Agreement, (y) the Mortgage Loan Agreement and (z) under any Additional Mezzanine Loan Agreement, does not exceed, in the aggregate, 69% loan to value based on the aggregate

Amendment to Mezzanine Loan Agreement

Appraised Value of the remaining Properties owned by the Mortgage Borrower as of such date; provided, that (a) the lender providing any such additional mezzanine Indebtedness (unless advanced as a Loan under this Agreement) shall execute a joinder to the Intercreditor Agreement agreeing to be bound by the terms thereof and (b) Borrower shall (x) execute and deliver such amendments to the Loan Documents and the Effective Date Mezzanine Loan Agreement as are reasonably required by the Administrative Agent to incorporate into the terms of such Loan Documents and the Effective Date Mezzanine Loan Agreement the existence of the Additional Permitted Mezzanine Debt and (y) pay or reimburse to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with any such Indebtedness.”

(f)    All references in the Loan Documents to the Note shall refer to the “Note” as amended by this Amendment.

(g)    Schedule 2.01 of the Loan Agreement is hereby replaced in its entirety by the Schedule 2.01 attached to this Amendment.

(h)    With respect to the Mortgage Loan, Administrative Agent (i) confirms its prior approval of that certain First Amendment to Credit Agreement dated as of April 13, 2018, which amended the Mortgage Loan Agreement and (ii) hereby approves the proposed Second Amendment to Credit Agreement and First Amendment to Property Information Agreement, which amends the Mortgage Loan Agreement and the Property Information Agreement under the Mortgage Loan, which Mortgage Borrower intends to enter into concurrently herewith, a copy of which is attached hereto as Exhibit A.

Section 2.    Miscellaneous.

(a)    Borrower hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (iii) waives and releases any and all claims, actions, causes of action, suits, and defenses that Borrower might have against Lender for or by reason of any matter, cause or thing whatsoever relating to the Loan.

(b)    Borrower hereby represents and warrants that as of the date hereof and subject to the matters set forth on Schedule 1 attached hereto, (i) Borrower has the power and authority to enter into this Amendment and to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has by proper action duly authorized the execution and delivery of this Amendment by Borrower, (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (iv) Borrower is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, (v) Borrower has no defenses, offsets or counterclaims against the Indebtedness, and (vi) each of the representations and warranties of Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof.

Amendment to Mezzanine Loan Agreement

(c)    Each Guarantor hereby (i) unconditionally approves and consents to this Amendment, (ii) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Loan Documents to which it is a party (the “Guarantor Documents”), (ii) acknowledges and agrees that its obligations under the Guarantor Documents remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment, and (iii) waives and releases any and all claims, actions, causes of action, suits, and defenses that it might have against Lender for or by reason of any matter, cause or thing whatsoever relating to the Loan.

(d)    Each Guarantor hereby represents and warrants that as of the date hereof (i) it has the power and authority to acknowledge this Amendment and to perform its obligations under the Guarantor Documents after giving effect to this Amendment, (ii) it has by proper action duly authorized such acknowledgement and performance, (iii) it is not in default under any Guarantor Document beyond any applicable notice and cure periods, (iv) it has no defenses, offsets or counterclaims against its obligations under the Guarantor Documents, and (v) each of the representations and warranties contained in the Guarantor Documents is true and correct in all material respects as of the date hereof.

(e)    Borrower and Guarantor acknowledge and agree that no oral communication or course of dealing from or on behalf of Lender shall constitute any waiver, agreement, commitment, or evidence of any assurance or intention of Lender with respect to the Loans, the Loan Agreement and/or the other Loan Documents, and that any waiver, agreement, commitment, assurance, or intention of Lender with respect to the Loans, the Loan Agreement and/or the other Loan Documents shall be effective only if in writing and duly executed by Lender. Borrower and Guarantor acknowledge and agree that no Default or Event of Default shall be deemed to have been waived by Lender unless such waiver is in writing and duly executed by Lender.

(f)    This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.

(g)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

The terms and provisions of Section 9.14 of the Loan Agreement are incorporated herein by reference and shall apply to Borrower and Guarantor hereunder with the same force and effect as if fully set forth herein.

[Signatures on following page.]

Amendment to Mezzanine Loan Agreement

Executed and delivered as of the date first hereinabove set forth.

LENDER:

JPP, LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

JPP, LLC, a Delaware limited liability company, as Lender

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

JPP II, LLC, a Delaware limited liability company, as Lender

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

BORROWER:

SRC SPARROW 2 LLC, a Delaware limited liability company

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	President

Amendment to Mezzanine Loan Agreement

Solely with respect to the provisions herein that reference Guarantor:

GUARANTOR:

SEARS HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer

SEARS, ROEBUCK AND CO., a New York corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Chief Financial Officer

Amendment to Mezzanine Loan Agreement

Schedule 1

Exceptions to Representations and Warranties

1. With respect to the Mortgaged Property (as defined in the Mortgage Loan Agreement) located at Woodfield Mall in Schaumburg, Illinois (Store No. 1570), Borrower was recently notified of a code violation as described in the notice attached hereto.

2. The organizational chart attached hereto as Schedule 3.01 has not been updated and continues to show certain Mortgaged Properties (as defined in the Mortgage Loan Agreement) that have been sold in accordance with the Mortgage Loan Agreement since the date of the Fourth Amendment.

Schedule 3.01

Organizational Chart

Schedule 2.01 – Commitments

LENDER	COMMITMENT
JPP, LLC	$320,320,950.96
JPP II, LLC	$67,872,783.40
Luxor Capital, LLC	$50,000,000
AGGREGATE COMMITMENTS	$438,193,734.36

Hunton Draft 6/29/18

EXHIBIT A

Proposed Second Amendment to Credit Agreement and First Amendment to Property

Information Agreement under Mortgage Loan

[Attached]

Second Amendment – Project Sparrow

70026938

SECOND AMENDMENT TO CREDIT AGREEMENT

and

FIRST AMENDMENT TO PROPERTY INFORMATION AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PROPERTY INFORMATION AGREEMENT (this “Amendment”), dated as of June 29, 2018 (the “Effective Date”), is entered into by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of March 14, 2018, as amended by that certain First Amendment to Credit Agreement dated as of April 20, 2018 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders extended credit to the Borrowers on the terms and subject to the conditions described therein;

WHEREAS, concurrently with the execution and delivery of the Credit Agreement, the Borrowers and the Administrative Agent entered into that certain Property Information Agreement (the “PIA”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders make certain modifications to the Credit Agreement and the PIA as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions of this Amendment, to make such modifications to the Credit Agreement and the PIA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.    Amendment to the Credit Agreement. As of the Effective Date, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety by deleting the text thereof and replacing it with the following:

“Additional Permitted Mezzanine Debt” means mezzanine debt incurred pursuant to, and subject to the limitations set forth in the definition of “Permitted Mezzanine Debt” and also subject to the following terms and conditions: (a) at all times all such Additional Permitted Mezzanine Debt shall be subject to the terms of the Intercreditor Agreement or such other intercreditor agreement substantially similar to the terms of the Intercreditor Agreement or otherwise reasonably satisfactory in form and substance to the Administrative Agent; (b) at the time of incurrence of such Additional Permitted Mezzanine Debt, no Default or Event of Default shall have occurred and be continuing; (c) the Borrowers shall have provided the Administrative Agent with at least two Business Days (or one Business Day if the mezzanine lender providing such Additional Permitted Mezzanine Debt is an existing mezzanine lender) prior written notice of the proposed closing date for such Additional Permitted Mezzanine Debt (or such shorter period of time as the Administrative Agent may agree in its sole and absolute discretion); (d) such Additional Permitted Mezzanine Debt is provided by a Qualified Lender; (e) the only collateral for the obligations under such Additional Permitted Mezzanine Debt is a pledge of the direct Equity Interests in the Mezzanine Borrower or SRC OP; (f) such Additional Permitted Mezzanine Debt shall be non-recourse to the borrower thereunder and to any Affiliate of the Borrowers, except for customary non-recourse carveouts substantially similar to the non-recourse carveouts and environmental indemnifications set forth in this Agreement and the other Loan Documents (and customary changes thereto to reflect risks unique to the mezzanine lender (e.g., transfers of interests in the Equity Interests that are pledged)); (g) the maturity date of such Additional Permitted Mezzanine Debt shall be no earlier than the Maturity Date; (h) such Additional Permitted Mezzanine Debt shall be current pay and shall not be a PIK (payment in-kind) or similar loan; (i) the Administrative Agent must receive evidence satisfactory to it that, on a pro forma basis after incurrence of such Additional Permitted Mezzanine Debt, the aggregate amount of all Loans, all Mezzanine Debt and all Additional Permitted Mezzanine Debt does not exceed 69% loan to value based on the aggregate Appraised Value of the remaining Properties owned by the Borrowers as of such date and (j) such Additional Permitted Mezzanine Debt shall be permitted under the Effective Date Mezzanine Loan Agreement.

2.    Amendment to the PIA. As of the Effective Date, clause 4 of Schedule 5.17 of the PIA is hereby amended by deleting “within ninety (90) days after the Effective Date” and replacing it with “no later than September 30, 2018.”

3.    Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)    receipt by the Administrative Agent of a copy of this Amendment, duly executed and delivered by the Loan Parties and the Required Lenders;

(b)    no Default or Event of Default shall exist immediately prior to or after giving effect to this Amendment;

(c)    the truth and accuracy of the representations and warranties contained in Section 5 of this Amendment; and

(d)    receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date including, without limitation, fees and expenses of Hunton Andrews Kurth LLP, counsel to the Administrative Agent.

4.    Reaffirmation. Each Borrower hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Obligations under the Loan Documents, subject to the terms thereof.

5.    Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby:

(a)    represents and warrants that (i) as of the Effective Date, the representations and warranties of set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except as otherwise set forth on Exhibit A attached hereto; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Amendment is within its limited liability company powers and has been duly authorized by all necessary limited liability company actions and, if required, actions by equity holders and (iv) this Amendment has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)    acknowledges and agrees that (i) this Amendment is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement, the PIA or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, or waiver related to any future actions of any Borrower, any other Loan Party or any Subsidiary and (iii) the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement, the PIA and the other Loan Documents;

(c)    further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and

(d)    further acknowledges and agrees that no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Borrower or any other Loan Party against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.

6.    Effect of Amendment. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the PIA or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the PIA or any other provision of the Credit Agreement, the PIA or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.    Miscellaneous.

(a)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 3 of this Amendment, this Amendment shall become effective when it shall have been executed by the Borrowers, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)    Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

(d)    Jurisdiction. Any legal action or proceeding with respect to this Amendment or any other Loan Document shall, except as provided below, be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Amendment, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Nothing in this Section 7(d) shall limit the right of the Secured Parties to refer any claim against the Borrower or any other Loan Party to any court of competent jurisdiction outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)    No Objection to Venue. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(f).

(g)    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(h)    Exculpation. The terms and provisions of Section 9.14 of the Credit Agreement are incorporated herein by reference and shall apply to the Borrowers with the same force and effect as if fully set forth herein.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

SRC REAL ESTATE (TX), LLC

By:
Name:	Robert A. Riecker
Title:	President

SRC FACILITIES LLC

By:
Name:	Robert A. Riecker
Title:	President

SRC O.P. LLC

By:
Name:	Robert A. Riecker
Title:	President

Signature Page to Second Amendment

[Sparrow]

ADMINISTRATIVE AGENT:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment

[Sparrow]

LENDERS:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment

[Sparrow]

EXHIBIT A

Exceptions to Representations and Warranties

All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement dated March 14, 2018, as amended by that certain First Amendment to Credit Agreement dated April 20, 2018 (the “First Amendment”), as amended by that certain Second Amendment to Credit Agreement and First Amendment to Property Information Agreement (as amended, the “Credit Agreement”), to which this Exhibit A is attached, by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party thereto and UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”).

The representations and warranties contained in the Credit Agreement are hereby qualified and supplemented with the following matters described below:

1.	With respect to the Mortgaged Property located at Woodfield Mall in Schaumburg, Illinois (Store No. 1570), Borrower was recently notified of a code violation as described in the notice attached hereto.

2.	The organizational chart attached as Schedule 3.01 to the Property Information Agreement has not been updated and continues to show certain Mortgaged Properties that have been sold in accordance with the Credit Agreement since the date of the First Amendment.

REAFFIRMATION OF GUARANTY

June 29, 2018

In connection with that certain Credit Agreement dated as of March 14, 2018, as amended by that certain First Amendment to Credit Agreement dated as of April 20, 2018 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among SRC O.P. LLC, a Delaware limited liability company (“SRC OP”), SRC Facilities LLC, a Delaware limited liability company (“SRC Facilities”), SRC Real Estate (TX), LLC, a Delaware limited liability company (“SRC Real Estate” and together with SRC OP and SRC Facilities, each a “Borrower” and, collectively, the “Borrowers”), the Lenders from time to time party hereto, UBS AG, Stamford Branch, as administrative agent, and UBS Securities LLC, as Lead Arranger and Bookrunner, the undersigned entered into that certain Limited Guaranty dated as of March 14, 2018, as reaffirmed by that certain Reaffirmation of Guaranty dated as of April 20, 2018 (as reaffirmed, the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the payment and performance of the Obligations pursuant to the terms of the Guaranty Agreement.

The undersigned now hereby (i) acknowledges the terms of the attached Second Amendment to Credit Agreement and First Amendment to Property Information Agreement, dated as of the date hereof by and among the Borrowers, the Lenders party thereto and the Administrative Agent and (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party. The terms and provisions of Section 9.14 of the Credit Agreement are incorporated herein by reference and shall apply to the Guarantors with the same force and effect as if fully set forth herein.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

Guarantors:

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

SEARS, ROEBUCK AND CO.

By:
Name:
Title: